UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03 and 5.05 of Form 8-K.

On July 1, 2021 (the “Closing Date”), EVgo Inc., a Delaware corporation (f/k/a Climate Change Crisis Real Impact I Acquisition Corporation) (the “Company”), consummated the previously announced transaction (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated January 21, 2021 (the “Business Combination Agreement”), by and among the Company, EVgo Holdings, LLC, a Delaware limited liability company (“Holdings”), EVgo HoldCo, LLC, a Delaware limited liability company (“HoldCo”) and EVgo OpCo, LLC, a Delaware limited liability company (“OpCo”) and CRIS Thunder Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of HoldCo (“Merger Sub”).

Pursuant to the Business Combination Agreement, on July 1, 2021:

(i)	the Company contributed all of its assets to Merger Sub, including but not limited to (1) funds held in the Trust Account (as defined below), net cash proceeds from the PIPE (as defined below) (the “PIPE Proceeds”), any cash held by the Company in any working capital or similar account (net of transaction expenses); and (2) 195,800,000 newly issued shares (the “Holdings Class B Shares”) of Class B common stock, par value $0.0001 per share (“Class B common stock” and, together with Class A common stock, “Common Stock”) of the Company (such transaction, the “SPAC Contribution”);

(ii)	immediately following the SPAC Contribution, Holdings contributed to OpCo all of the issued and outstanding limited liability company interests of HoldCo and, in connection therewith, (1) OpCo as recapitalized as set forth in the OpCo A&R LLC Agreement (as defined below), and (2) OpCo issued to Holdings 195,800,000 units of OpCo (“OpCo Units” and such transactions, the “Holdings Contribution”);

(iii)	immediately following the Holdings Contribution, Merger Sub transferred to Holdings the Holdings Class B Shares and the right to enter into the Tax Receivable Agreement (as defined below) (such transactions, the “Merger Sub Transfer”); and

(iv)	immediately following the Merger Sub Transfer, Merger Sub contributed to OpCo all of its remaining assets in exchange for the issuance by OpCo to Merger Sub of a number of OpCo Units equal to the number of shares of Class A common stock issued and outstanding after giving effect to the Business Combination and the PIPE (the “Issued OpCo Units,” such transaction, the “Merger Sub Contribution” and together with the SPAC Contribution, the Holdings Contribution and the Merger Sub Transfer, the “Transactions”).

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which was attached as Exhibit 2.1 to this Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on January 22, 2021, and is incorporated herein by reference. A more detailed description of the Business Combination can be found in the section titled “Proposal No. 1—The Business Combination Proposal” in the Company’s definitive proxy statement filed with the SEC on May 27, 2021 (the “Proxy Statement”) prepared in connection with the solicitation of the proxies from the Company’s stockholders to approve, among other things, the Business Combination.

In connection with the consummation of the Business Combination (the “Closing”), the registrant changed its name from Climate Change Crisis Real Impact I Acquisition Corporation to EVgo Inc.

Item 2.01 of this Current Report on Form 8-K discusses the Closing and various other transactions contemplated by the Business Combination Agreement and is incorporated herein by reference.

Item 1.01	Entry Into A Material Definitive Agreement.

Sponsor Agreement

Concurrently with the entry into the Business Combination Agreement, the Company, Climate Change Crisis Real Impact I Acquisition Holdings, LLC, a Delaware limited liability company (the “Sponsor”), the other initial stockholders and OC III LVS IX LP, a Delaware limited partnership (“OC LP”) and TOCU XXXVII LLC, a Delaware limited liability company (together with OC LP, the “Co-Investors”) entered into the Sponsor Agreement with the Company, pursuant to which the Sponsor, the other initial stockholders and the Co-Investors agreed, among other things, to vote all of their shares of Common Stock held or subsequently acquired by them in favor of the approval of the Business Combination.

In addition, the Sponsor Agreement contains provisions that (a) subject 4,312,500 founder shares to a lock-up following the Closing until the earlier of (i) 12 months following the Closing, (ii) the date on which the volume weighted average price per share of the Class A common stock equals or exceeds $12.00 per share for 20 out of 30 consecutive trading days commencing at least 150 days following the Closing or (iii) certain change of control transactions, and (b) subject 1,437,500 founder shares held by the initial stockholders to potential forfeiture as follows (i) 718,750 shares will be forfeited if shares of Class A common stock does not trade at a volume weighted average price per share equal to or greater than $12.50 for 20 out of 30 consecutive trading days within the five years following the Closing and (ii) 718,750 shares will be forfeited if shares of Class A common stock does not trade at a volume weighted average price per share equal to or greater than $15.00 for 20 out of 30 consecutive trading days within the five years following the Closing. Any founder shares still subject to possible forfeiture will continue to be subject to the trading restrictions applicable to founder shares in the letter agreement signed by the Company in connection with its IPO.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, the Company, the Sponsor and the other initial stockholders terminated the existing registration rights agreement and entered into the Registration Rights Agreement with EVgo Holdings, LLC (together with the Sponsor, the other initial stockholders and any person or entity who becomes a party to the Registration Rights Agreement, the “Holders”) that grant certain resale registration rights with respect to (a)  the private placement warrants (including any shares of Class A common stock issued or issuable upon the exercise of any private placement warrants), (b) shares of Common Stock issued or issuable upon conversion of any founder shares, (c) any outstanding shares of Class A common stock held by a Holder as of the date of the Registration Rights Agreement, (d) any shares of Class A common stock issued or issuable upon exchange of OpCo Units and shares of Class B common stock held by a Holder as of the date of the Registration Rights Agreement, and (e) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”), subject to the terms and conditions set forth in the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the Company will file with the SEC within 15 business days after the Closing a registration statement registering the resale of the Registrable Securities permitted to be registered for resale from time to time pursuant to the applicable rules and regulations under the Securities Act. The Company will use its reasonable best efforts to cause the registration statement to become effective and remain effective, in accordance with the Registration Rights Agreement. Additionally, the Company agreed that, as soon as reasonably practicable after the Company is eligible to register the Holders’ securities on a registration statement on Form S-3, the Company will file a new registration statement with the SEC (at the Company’s sole cost and expense) and the Company will use its reasonable best efforts to cause such new registration statement to become effective and remain effective, in accordance with the Registration Rights Agreement. The Registration Rights Agreement also provides the Holders with certain customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

OpCo A&R LLC Agreement

On the Closing Date, the Company, OpCo, Merger Sub and Holdings entered into the amended and restated limited liability company agreement of OpCo (the “OpCo A&R LLC Agreement”). The OpCo A&R LLC Agreement provides that each OpCo Unit (other than the OpCo Units held by the Company, Merger Sub or any of their subsidiaries (other than OpCp and its subsidiaries) (collectively, the “Company Group”)), together with one share of Class B common stock, will be redeemable, subject to certain conditions, for, at OpCo’s election, either one share of Class A common stock or an approximate equivalent amount of cash, pursuant to and in accordance with the terms of the OpCo A&R LLC Agreement. On the Closing Date, the Company, through Merger Sub, will control OpCo as the sole managing member of OpCo in accordance with the terms of the OpCo A&R LLC Agreement. The material terms of the OpCo A&R LLC Agreement are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal—Related Agreements” beginning on page 106 of the Proxy Statement, which are incorporated herein by reference.

The foregoing description of the OpCo A&R LLC Agreement is qualified in its entirety by reference to the full text of the OpCo A&R LLC Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, the Company and Merger Sub entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Holdings and LS Power Equity Advisors, LLC, a Delaware limited liability company (“LSP Advisors”), as agent. The Tax Receivable Agreement generally will provide for the payment by the Company Group to certain holders of OpCo Units of 85% of the net cash savings, if any, in U.S. federal, state and local income tax and franchise tax that the Company Group actually realizes (or is deemed to realize in certain circumstances) in periods after the Business Combination as a result of (i) certain increases in tax basis that occur as a result of the Company Group’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of OpCo Units pursuant to the Business Combination or the exercise of the redemption or call rights set forth in the OpCo A&R LLC Agreement and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the Tax Receivable Agreement. The Company Group will retain the benefit of any remaining net cash savings.

The Tax Receivable Agreement will generally provide for payments to be made as the Company Group realizes actual cash tax savings in periods after the Business Combination from the tax benefits covered by the Tax Receivable Agreement. However, the Tax Receivable Agreement will provide that if the Company Group elects to terminate the Tax Receivable Agreement early (or it is terminated early due to the Company Group’s failure to honor a material obligation thereunder or due to certain mergers, asset sales, other forms of business combinations or other changes of control), the Company Group will be required to make an immediate payment equal to the present value of the anticipated future payments to be made by it under the Tax Receivable Agreement (based upon certain assumptions and deemed events set forth in the Tax Receivable Agreement).

The foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference to the full text of the Tax Receivable Agreement, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Nomination Agreement

On the Closing Date, the Company, Holdings and each other principal stockholder named therein (collectively, the “Principal Stockholders”) entered into a nomination agreement (the “Nomination Agreement”). The Nomination Agreement provides that upon the Closing, the board of directors of the Company will consist of nine directors, divided into three classes serving staggered three-year terms.

The Nomination Agreement provides that: (i) for so long as the Principal Stockholders beneficially own a number of shares of Common Stock representing at least 50% of the number of shares of Common Stock of the Company held by the Principal Stockholders on the Closing Date (the “Initial Share Ownership”), the Principal Stockholders will have the right to nominate five (5) directors to the board of directors of the Company; (ii) for so long as the Principal Stockholders beneficially own a number of shares of Common Stock representing less than 50% of the Initial Share Ownership but at least 40% of the outstanding shares of Common Stock at any time, the Principal Stockholders will have the right to nominate four (4) directors to the board of directors of the Company; (iii) for so long as the Principal Stockholders beneficially own a number of shares of Common Stock representing less than 40% of the Initial Share Ownership but at least 30% of the outstanding shares of Common Stock at any time, the Principal Stockholders will have the right to nominate three (3) directors to the board of directors of the Company; for so long as the Principal Stockholders beneficially own a number of shares of Common Stock representing less than 30% of the Initial Share Ownership but at least 15% of the outstanding shares of Common Stock at any time, the Principal Stockholders will have the right to nominate two (2) directors to the board of directors of the Company; and (iv) for so long as the Principal Stockholders beneficially own a number of shares of Common Stock representing less than 15% of the Initial Share Ownership but at least 2.5% of the outstanding shares of Common Stock at any time, the Principal Stockholders will have the right to nominate one (1) director to the board of directors of the Company. At any time any of the foregoing provisions described in this paragraph are in effect, the Principal Stockholders may require that the chairperson of the board of directors be one of the Principal Stockholders’ nominees.

The Nomination Agreement also provides that each Principal Stockholder will not transfer (as defined in the Nomination Agreement) any shares of Class A common stock issuable upon exchange of any OpCo Units held by such Principal Stockholder (the “Lock-Up Shares”) until the earlier of (i) 180 days after the Closing, and (ii) subsequent to the Closing, the date the VWAP (as defined in the Nomination Agreement) of the Class A common stock equals or exceeds $12.00 per share for any 20 Trading Days (as defined in the Nomination Agreement) within any 30-Trading Day period or (y) the date following the Closing on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction with a third party that results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property.

The foregoing description of the Nomination Agreement is qualified in its entirety by reference to the full text of the Nomination Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

PIPE Financing

In connection with the execution of the Business Combination Agreement, on January 21, 2021, the Company entered into separate subscription agreements (the “Subscription Agreements”) with a number of investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and the Company agreed to sell to the PIPE Investors, an aggregate of 40,000,000 shares of Class A common stock (the “PIPE Shares”), for a purchase price of $10.00 per share, or an aggregate purchase price of $400.0 million, in a private placement (the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Business Combination. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, the Company agreed that, within 30 calendar days after the Closing Date (the “Filing Deadline”), the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and the Company will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies the Company that it will “review” the PIPE Resale Registration Statement) following the Filing Deadline and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on page 93 of the Proxy Statement, which are incorporated herein by reference.

The Business Combination Agreement and the Business Combination were approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on June 29, 2021 (the “Special Meeting”). On July 1, 2021, the parties to the Business Combination Agreement consummated the Transactions.

At the Special Meeting, holders of 13,230 shares of the Company’s Class A Common Stock sold in its initial public offering exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate of approximately $132,300. The per share redemption price of $10.00 for public stockholders electing redemption was paid out of the Company’s Trust Account, which after taking into account the redemption, had a balance immediately prior to the Closing of approximately $230.0 million.

Immediately after giving effect to the Business Combination (including as a result of the redemptions described above, the conversion of all 5,750,000 outstanding founder shares into shares of Class A common stock on a one-for-one basis and the issuance of an additional 40,000,000 shares of Class A common stock in the PIPE as described in Item 3.02 below), there were 264,536,770 shares of Common Stock, including 68,736,770 shares of Class A common stock and 195,800,000 shares of Class B common stock, issued and outstanding and warrants, to purchase 18,099,988 shares of Class A common stock of the Company’s issued and outstanding. Upon the Closing, the Company’s Class A common stock and public warrants began trading on the Nasdaq Global Select Market LLC (“Nasdaq”) under the symbols “EVGO” and “EVGOW,” respectively, and the Company’s public units automatically separated into their component securities and, as a result, no longer trade as a separate security and were delisted from the NYSE.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if it was to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires. Unless the context indicates otherwise, references in this current report to Form 8-K to the “Company,” “EVgo,” “we,” “us,” “our” and similar terms refer to EVgo Inc. (f/k/a Climate Change Crisis Real Impact I Acquisition Corporation) and its consolidated subsidiaries. References to “CRIS” refer to our predecessor company prior to the consummation of the Business Combination.

Forward-Looking Statements

Certain statements in this Current Report may constitute “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. future financial performance, as well as the Company’s strategy, future operations, future operating results, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the ability to maintain the listing of our Class A common stock and public warrants on Nasdaq following the Business Combination;

•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	the effect of the ongoing COVID-19 pandemic on the climate sector, the economy and our business;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the Business Combination;

•	changes adversely affecting the business in which we are engaged;

•	the risks associated with cyclical demand for the Company’s services and vulnerability to industry downturns and regional or national downturns;

•	fluctuations in our revenue and operating results;

•	our ability to generate cash, service indebtedness and incur additional indebtedness;

•	our ability to integrate any businesses it acquires;

•	risks related to legal proceedings or claims, including liability claims;

•	our ability to obtain additional capital on commercially reasonable terms;

•	general economic or political conditions; and

•	other factors detailed set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 27 of the Proxy Statement, which are incorporated herein by reference.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section entitled “Information About EVgo” beginning on page 169 of the Proxy Statement, and that information is incorporated herein by reference.

Properties

The Company’s primary office is located at 11835 W. Olympic Blvd., Ste. 900E, Los Angeles, California 90064. The Company also maintains a testing facility at 138 Sheldon Street, El Segundo, California 90245.

Risk Factors

The risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 27 of the Proxy Statement, and are incorporated herein by reference.

Financial Information

Selected Historical Consolidated Financial Information

The selected historical consolidated financial and operating data for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019, and the selected consolidated balance sheet information as of March 31, 2021, and December 31, 2020 and 2019 for HoldCo are included in the Proxy Statement in the section titled “Selected Historical Financial Information of EVgo” beginning on page 24 and are incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2021 and 2020 of HoldCo set forth under Item 9.01 of this Current Report on Form 8-K and incorporated herein by reference have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of HoldCo’ financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of HoldCo as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of EVgo prior to the Business Combination is included in the Proxy Statement in the sections titled “EVgo Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 180 of the Proxy Statement and “CRIS Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 165 of the Proxy Statement, which are incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Quantitative and qualitative disclosures about market risk of the Company are included in the Proxy Statement in the sections titled “EVgo Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 180 of the Proxy Statement and “CRIS Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 165 of the Proxy Statement, which are incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Common Stock immediately following the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;

•	each named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. The beneficial ownership percentages set forth in the table below are based on 264,536,770 shares of Common Stock issued and outstanding as of immediately following the Closing.

Shares of Common Stock Beneficially Owned
	Class A Common Stock		Class B Common Stock		Combined Voting Power
	Number	%	Number	%	Number	%
5% Stockholders:
EVgo Holdings, LLC(1)	—	—	195,800,000	100.0%	195,800,000	74.0%
PIMCO private funds(2)	9,796,294	14.3%	—	—	9,796,294	3.7%
Directors and Named Executive Officers:
Cathy Zoi	—	—	—	—	—	—
Ivo Steklac	—	—	—	—	—	—
Olga Shevorenkova	—	—	—	—	—	—
David Nanus(1)	—	—	195,800,000	100.0%	195,800,000	74.0%
Elizabeth Comstock	—	—	—	—	—	—
Joseph Esteves(1)	—	—	195,800,000	100.0%	195,800,000	74.0%
Darpan Kapadia	—	—	—	—	—	—
John King	—	—	—	—	—	—
Kate Brandt	—	—	—	—	—	—
Rodney Slater	—	—	—	—	—	—
Patricia K. Collawn	—	—	—	—	—	—
Directors and Executive Officers as a group (12 persons)	—	—	195,800,000	100.0%	195,800,000	74.0%

(1)	EVgo Holdings, LLC is controlled by EVgo Member Holdings, LLC, a Delaware limited liability company (“EVgo Member”). The sole member of EVgo Member is LS Power Equity Partners IV, L.P., a Delaware limited partnership (“LSPEP IV”), which is managed by LSP Advisors (together with EVgo Member and LSPEP IV, the “LS Power Entities”). Joseph Esteves and David Nanus, through their positions, relationship and/or affiliations with LS Power Entities, may have shared voting and investment power with respect to the shares beneficially owned by the LS Power Entities. As such, Messrs. Esteves and Nanus may be deemed to have or share beneficial ownership of the shares beneficially owned by the LS Power Entities. Messrs. Esteves and Nanus disclaim beneficial ownership of such shares.

(2)	Includes (i) 4,898,160 shares of Class A common stock held by OC III LVS IX LP, a Delaware limited partnership (“COF 3”), (ii) 4,898,134 shares of Class A common stock held by TOCU XXXVII LLC, a Delaware limited liability company or its affiliate (“TOCU” and, together with COF 3, the “PIMCO private funds”). Pacific Investment Management Company, LLC, as the investment manager of each of the PIMCO private funds, may be deemed to have or to share voting and dispositive power over the shares of common stock beneficially owned by each of the PIMCO private funds. The business address for each of the PIMCO private funds named in this footnote is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is described in the Proxy Statement in the section titled “Management of CRIS Following the Business Combination” beginning on page 201 of the Proxy Statement, and that information is incorporated herein by reference.

Board Composition

In connection with the Business Combination, the size of the Board of Directors (the “Board”) was increased from five members to nine members. Effective as of the Closing, Elizabeth Comstock, Cathy Zoi, David Nanus, Joseph Esteves, Darpan Kapadia, John King, Kate Brandt, Rodney Slater and Patricia K. Collawn were appointed to serve as directors of the Company. Ms. Comstock and Messrs. Esteves and King were appointed to serve as Class I directors, each with a term expiring at the Company’s annual meeting of stockholders in 2022; Ms. Brandt and Messrs. Kapadia and Slater were appointed to serve as Class II directors, each with a term expiring at the Company’s annual meeting of stockholders in 2023; and Mme. Zoi and Collawn and Mr. Nanus were appointed to serve as Class  III directors, each with a term expiring at the Company’s annual meeting of stockholders in 2024. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management of CRIS Following the Business Combination” beginning on page 201 of the Proxy Statement, which is incorporated herein by reference.

Director Independence

The Board has determined that Elizabeth Comstock, Rodney Slater and Patricia K. Collawn are independent as defined under the rules of Nasdaq.

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Upon the Closing, the Board appointed Patricia K. Collawn, Rodney Slater and Elizabeth Comstock to serve on the Audit Committee, with Ms. Collawn as chairperson. The Board appointed Elizabeth Comstock, Rodney Slater, David Nanus and Patricia K. Collawn to serve on the Compensation Committee, with Ms. Comstock as chairperson. The Board appointed Rodney Slater, Elizabeth Comstock, Kate Brandt and Patricia K. Collawn to serve on the Nominating and Corporate Governance Committee, with Mr. Slater as chairperson.

Executive Officers

Information with respect to the Company’s executive officers after the Closing are described in the Proxy Statement in the section titled “Management of CRIS Following the Business Combination” beginning on page 201 of the Proxy Statement, and that information is incorporated herein by reference.

The Company has added the below additional executive officer, Francine Sullivan, subsequent to the date of the Proxy Statement.

Name	Age	Position(s)
Francine Sullivan	48	Chief Legal Officer and General Counsel

Francine Sullivan. Francine Sullivan serves as the Company’s Chief Legal Officer and General Counsel. Ms. Sullivan leads EVgo’s legal and compliance team. Ms. Sullivan has spent the past 16 years in the clean energy sector. Prior to joining EVgo in May 2021, Ms. Sullivan served as Vice President, Business Development for REC Silicon ASA (“REC”), a publicly listed Norwegian solar and advanced materials company. Based out of the Houston, Texas office, she was focused on developing opportunities and partnerships in the advanced lithium ion battery industry. Ms. Sullivan first joined REC in 2010 when it was the world’s largest integrated solar company and held various executive positions including Chief Legal Officer and US General Counsel. Ms. Sullivan has had an extensive international legal career, advising leading investment banks and private equity firms, serving in the energy and finance groups of some of the world’s leading law firms including Milbank LLP in Los Angeles and New York, Freshfields Bruckhaus Deringer in Asia and in Europe and King & Wood Mallesons in Australia. Ms. Sullivan received her Bachelor of Laws (Honors) and Bachelor of Commerce (Economics & Finance) from the University of Melbourne and is licensed to practice law in both California and New York.

Director Compensation

No members of EVgo’s board of directors received compensation for their services to EVgo prior to the Closing. In connection with and following the Closing of the Business Combination, we adopted a comprehensive director compensation program in order to attract and retain qualified non-employee directors who are critical to the future success, growth and governance of the Company. The compensation package for our non-employee directors requires a significant portion of the total compensation package to be equity-based to align the interest of our directors with our stockholders. Directors who are also our employees do not receive any additional compensation for their service on our Board. Under the director compensation program, our non-employee directors are entitled to the following compensation:

•	An annual cash retainer of $45,000 for all non-employee directors and an additional $30,000 annual cash retainer for the Lead Director;

•	The following additional cash retainers for non-employee directors serving as the chair of a committee: $20,000 for the chair of the Audit Committee, $15,000 for the chair of the Compensation Committee and $10,000 for the chair of the Nominating and Corporate Governance Committee;

•	The following additional cash retainers for non-employee directors serving as a member, but not the chair, of a committee: $10,000 for members of the Audit Committee, $7,500 for members of the Compensation Committee and $7,500 for members of the Nominating and Corporate Governance Committee;

•	An annual award of restricted stock units pursuant to the Company’s long term incentive plan with a value of $100,000, determined based on the volume weighted average closing price of the Company’s common stock for the fifteen consecutive trading days preceding the date of grant, and which shall vest on the first anniversary of the date of grant, subject to the director’s continued service on the Board through such date;

•	additional award of restricted stock units pursuant to the Company’s long term incentive plan for the first year in which a non-employee director joins the Board with a value of $50,000, determined based on the volume weighted average closing price of the Company’s common stock for the fifteen consecutive trading days preceding the date of grant, and which shall vest on the first anniversary of the date of grant, subject to the director’s continued service on the Board through such date;

Directors are not entitled to any fees related to meeting attendance. Each director is entitled to be reimbursed for reasonable and necessary travel and miscellaneous expenses incurred to attend meetings and activities of the Board or any of its committees. Each director is also indemnified by us for actions associated with serving as a director to the fullest extent permitted under Delaware law.

Further, to align the interests of our directors with the interests of the Company’s other stockholders, our directors must comply with stock ownership guidelines that we established in connection with the Closing of the Business Combination. Within five years of joining the Board each director is required to obtain, and must continue to hold during his or her tenure on the Board, equity with a value (which may be inclusive of the intrinsic value of equity awards (vested or unvested) granted as part of each director’s regular compensation) equal to at least five times such director’s annual cash retainer fees (based on the most recently completed year).

Executive Compensation

The executive compensation of the Company’s executive officers is described in the Proxy Statement in the sections entitled “Executive Compensation—EVgo” beginning on page 209 of the Proxy Statement, and that information is incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Report is incorporated herein by reference.

Certain Relationships and Related Party Transactions

This section should be read in conjunction with the information included in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 217 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings of the Company in the section of the Proxy Statement titled “Information About EVgo—Legal Proceedings” beginning on page 179 of the Proxy Statement and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing, the Company’s publicly traded Class A common stock, public warrants and units were listed on NYSE under the symbols “CLII,” “CLII WS” and “CLII.U,” respectively. On July 2, 2021, the Class A common stock and public warrants began trading on Nasdaq under the symbols “EVGO” and “EVGOW,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from NYSE.

The Company has not paid any cash dividends on shares of its Class A Common Stock to date. The payment of any cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement in the section titled “Description of Securities” beginning on page 221 of the Proxy Statement and is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section titled “Management of CRIS Following the Business Combination—Limitation on Liability and Indemnification Matters” beginning on page 208 of the Proxy Statement, which information is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The issuance of Class A common stock upon automatic conversion of Class B common stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The securities issued in connection with the Business Combination Agreement have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

In connection with the execution of the Business Combination Agreement, the Company entered into Subscription Agreements with a number of PIPE Investors, pursuant to which the PIPE Investors agreed to purchase, and the Company agreed to sell to the PIPE Investors, an aggregate of 40,000,000 shares of Class A common stock, for a purchase price of $10.00 per share and an aggregate purchase price of $400,000,000, in a private placement. CRIS PIPE ONE, LLC purchased 500,000 shares of Class A common stock in the PIPE for a total purchase price of $5,000,000. Ms. Comstock, a member of the Company’s board of directors, is an investor in CRIS PIPE ONE, LLC. In addition, the PIMCO private funds or their affiliates purchased 5,000,000 shares of Class A common stock in the PIPE for a total purchase price of $50,000,000. The PIPE Financing was consummated concurrently with the Closing. The shares of Class A common stock issued in the PIPE Financing have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 1, 2021, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. KPMG served as the independent registered public accounting firm of HoldCo prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm following the completion of Withum’s review of the quarter ended June 30, 2021, which will consist only of the accounts of the pre-Business Combination special purpose acquisition company. This decision was approved by the Board.

The report of Withum, independent registered public accounting firm, dated April 30, 2021, on the Company’s financial statements as of December 31, 2020, and for the period from August 4, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles other than the restatement of the Company’s financial statements for the year ended December 31, 2020.

During the period of Withum’s engagement by the Company, during the period from August 4, 2020 (inception) through December 31, 2020, and the subsequent period through July 1, 2021, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal.

During the period from August 4, 2020 (inception) through December 31, 2020, and the subsequent interim period preceding the engagement of KPMG, neither the Company nor anyone on the Company’s behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K and requested that Withum furnish a letter addressed to the SEC, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the sections titled “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” is incorporated by herein by reference.

Incentive Plan

As previously disclosed, at the Special Meeting, on June 29, 2021, the stockholders of the Company considered and approved the Incentive Plan. The Incentive Plan was previously approved, subject to stockholder approval, by the Board on March 26, 2021. The Incentive Plan became effective immediately upon the Closing.

A description of the Incentive Plan is included in the Proxy Statement in the section titled “Proposal No. 6—The Incentive Plan Proposal” beginning on page 147 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by the full text of the Incentive Plan and the related form of award agreement under the Incentive Plan, which are attached hereto as Exhibit 10.8 and Exhibit 10.9 and incorporated herein by reference.

Award Agreement

On July 1, 2021, the Board approved a form of the award agreement that will govern restricted stock unit awards granted pursuant to the Incentive Plan. The Incentive Plan is attached hereto as Exhibit 10.12. The following description of the form of restricted stock unit agreement (the “RSU Agreement”), does not purport to be complete and is qualified in its entirety by the full text of the RSU Agreement, which is attached hereto as Exhibit 10.9.

In addition to being subject to all the general terms and conditions of the Incentive Plan, the RSU Agreement provides for service-based vesting conditions over a period to be determined at the time of grant, provided the awardee remains continuously employed with the Company through the vesting dates. Restricted stock units that have not yet vested will be forfeited in the event the awardee’s employment with the Company terminates for any reason. Restricted stock unit awards will be granted with dividend equivalent rights; in the event that the Company declares and pays a dividend with respect to its outstanding shares of common stock during the term of a restricted stock unit’s vesting period, the Company will create a bookkeeping account on behalf of the awardee to track the amount of all dividend equivalent rights that the awardee would have received with respect to the awardee’s restricted stock units as if the awardee had owned the shares of the Company’s common stock outright. At the time a restricted stock unit is settled, any amounts that accumulated with respect to dividend equivalent rights will be paid to the awardee in a lump sum cash payment. If a restricted stock unit award is forfeited to the Company, all dividend equivalent rights associated with that award shall also be forfeited. The RSU Agreement provides for the settlement of restricted stock unit awards in the form of the Company’s Class A common stock on the date of vesting, subject to the awardee’s and the Company’s compliance with all applicable securities laws and restrictions.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a “Business Combination” as required by the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company upon the Closing. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on page 93 of the Proxy Statement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of HoldCo as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement beginning on page F-70 are incorporated herein by reference.

The unaudited condensed consolidated financial statements of HoldCo as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 included in the Proxy Statement beginning on page F-42 are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)	List of Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of January 21, 2021, by and among the Company, CRIS Thunder Merger LLC, EVgo Holdings, LLC, EVgo HoldCo, LLC and EVgo OpCo, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248718), filed with the Securities and Exchange Commission on September 15, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248718), filed with the Securities and Exchange Commission on September 15, 2020).

4.3	Warrant Agreement, dated August 9, 2018, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 29, 2020).

10.1	Sponsor Agreement, dated as of January 21, 2021, by and among the Company, EVgo HoldCo, LLC, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain investors (incorporated by reference to Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

10.2	Amendment to Sponsor Agreement, dated as of July 1, 2021, by and among the Company, EVgo HoldCo, LLC, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain investors.

10.3	Registration Rights Agreement, dated as of July 1, 2021 by and among the Company, Climate Change Crisis Real Impact I Acquisition Holdings, LLC and certain other parties.

10.4	Form of Indemnification Agreement.

10.5	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2021).

10.6	Amended and Restated Limited Liability Company Agreement of EVgo OpCo, LLC, dated as of July 1, 2021, by and among the Company, EVgo OpCo, LLC, CRIS Thunder Merger, LLC and EVgo Holdings, LLC.

10.7	Nomination Agreement, dated as of July 1, 2021, by and among the Company, EVgo Holdings, LLC and the Principal Stockholders.

10.8	Tax Receivable Agreement, dated as of July 1, 2021, by and among the Company, CRIS Thunder Merger LLC and EVgo Holdings, LLC.

Exhibit No.	Description
10.9†	EVgo, Inc. 2021 Long Term Incentive Plan.

10.10†	Form of Restricted Stock Unit Agreement adopted pursuant to the EVgo Inc. 2021 Long Term Incentive Plan.

10.11†	Employment Agreement between EVgo Services, LLC and Catherine Zoi, dated as of January 15, 2020.

10.12†	Employment Agreement between EVgo Services, LLC and Olga Shevorenkova, dated as of January 15, 2020.

10.13†	Employment Agreement between EVgo Services, LLC and Ivo Steklac, dated as of January 15, 2020.

14.1	Code of Conduct, effective July 1, 2021.

16.1	Letter to the Securities and Exchange Commission from WithumSmith+Brown, PC, dated as of July 8, 2021.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date:	July 8, 2021	By:	/s/ Olga Shevorenkova
		Name:	Olga Shevorenkova
		Title:	Chief Financial Officer